UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) April 21, 2004
                                                ------------------



               Mortgage Asset Securitization Transactions, Inc.
               ------------------------------------------------
             (Exact name of registrant as specified in its charter)



Delaware                                333-106982                  06-1204982
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(State or other jurisdiction     (Commission File Number)    (I.R.S. Employer
of incorporation)                                            Identification No.)


1285 Avenue of the Americas, New York, New York                       10019
--------------------------------------------------------------------------------
(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code   (212) 713-2000
                                                  ------------------------------


                                 Not applicable
          ------------------------------------------------------------
         (Former name or former address, if changed since last report.)





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ITEM 5.     Other Events
            ------------

            On August 5, 2003, a registration statement on Form S-3 (the "Registration Statement") for Mortgage Asset Securitization Transactions, Inc. (the "Company") was declared effective. Attached as exhibits are certain Collateral Term Sheets (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission (the "Commission") on February 17, 1995, to the PSA) furnished to the Company by UBS Securities LLC (the "Underwriter") in respect of the Company's proposed offering of certain classes of the MASTR Alternative Loan Trust 2004-4, Mortgage Pass-Through Certificates, Series 2004-4 (such classes, the "Offered Certificates").

            The Offered Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Offered Certificates will be registered pursuant to the Act under the Registration Statement. The Company hereby incorporates the attached Collateral Term Sheets by reference in the Registration Statement.

            Any statement or information contained in the attached Collateral Term Sheets shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.







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ITEM 7.     Financial Statements and Exhibits
            ---------------------------------

            (c) Exhibits

            Item 601(a)
            of Regulation S-K
            Exhibit No.             Description
            -----------             -----------

            99.1                    Collateral Term Sheets prepared by
                                    UBS Securities LLC in connection with
                                    certain classes of the MASTR Alternative
                                    Loan Trust 2004-4, Mortgage Pass-Through
                                    Certificates, Series 2004-4.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   MORTGAGE ASSET SECURITIZATION
                                   TRANSACTIONS, INC.


      April 21, 2004
                                   By:    /s/ Glenn McIntyre
                                      ----------------------------------------
                                      Name:     Glenn McIntyre
                                      Title:    Associate Director


                                   By:    /s/ Steve Warjanka
                                      ----------------------------------------
                                      Name:     Steve Warjanka
                                      Title:    Associate Director

                                INDEX TO EXHIBITS
                                -----------------



                                                            Paper (P) or
Exhibit No.       Description                               Electronic (E)
-----------       -----------                               --------------

99.1              Collateral Term Sheets                          (E)
                  prepared by UBS Securities LLC in
                  connection with certain classes of the
                  MASTR Alternative Loan Trust 2004-4,
                  Mortgage Pass-Through Certificates,
                  Series 2004-4.